SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934




        Date of Report (date of earliest event reported) November 2, 1998


                                   SENETEK PLC
                             -----------------------
             (Exact name of Registrant as specified in its Charter)



                                 UNITED KINGDOM
                           ---------------------------
                 (State or other jurisdiction of incorporation)



             0-14691                                  77-0039728
          -------------                           ------------------
     Commission File No.                   I.R.S. Employer Identification Number


      23 PALACE STREET,  LONDON                        SW1E 5HW
      -----------------  ------                        --------
 Address of principal executive Office                 Zip Code


                               011-44-171-828-4800
                         ------------------------------
               Registrant's telephone number, including area code




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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          The Registrant ("Company"), on November 2, 1998, was informed by Price Waterhouse independent accountants that effective November 2, 1998 Price Waterhouse had resigned as independent accountants to the Company.

          In connection with its audits for the two most recent fiscal years and through November 2, 1998, there have been no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse would have caused them to make reference thereto in their report on the financial statements for such years.

          The reports of Price Waterhouse on the financial statements for the past two fiscal years contained an explanatory paragraph concerning the Company's ability to continue as a going concern.

                                    EXHIBITS

          I.  Letter to the Company dated 2 November 1998 from Price Waterhouse.


                                   SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Commission Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   London, England
         6 November 1998                         SENETEK PLC
                                                 (Registrant)


                                            By:  /S/ STEWART SLADE
                                                 -----------------
                                                 Stewart Slade
                                                 Chief Financial Officer